SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 18, 2008

Bryn Mawr Bank Corporation

(Exact Name of Registrant as specified in its charter)

Pennsylvania	0-15261	23-2434506
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Lancaster Avenue, Bryn Mawr, PA 19010

Registrant’s telephone number, including area code: 610-525-1700

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)	On August 18, 2008, the Compensation Committee of Bryn Mawr Bank Corporation (the “Corporation”) approved establishment of a regular annual grant date on which it will normally consider making equity compensation grants under the Bryn Mawr Bank Corporation 2007 Long-Term Incentive Plan (the “Plan”), which was approved by the Corporation’s shareholders. The Plan was filed as Exhibit 10.1 of the Corporation’s Form 10-Q filed with the SEC on May 10, 2007. Pursuant to the approval, the regular annual grant date will be during the month of August each year. Under the policy, the compensation committee may not make grants on every regular annual grant date, and it may make grants on dates other than a regular grant date.

On August 18, 2008, the Compensation Committee of the Corporation granted non-qualified stock options under the Plan to the executive officers and directors named below.

Each option has an exercise price of $24.27 per share, the last sale price reported by the Nasdaq Global Market on August 15, 2008. Each option vests at the rate of 20% per year beginning August 18, 2009. Each option expires on August 18, 2018 if it is not exercised, forfeited or terminated.

The following executive officers received stock options for the number of shares listed:

Frederick C. Peters II, Chairman and Chief Executive Officer	18,000
J. Duncan Smith, Chief Financial Officer and Treasurer	9,000
Alison E. Gers, Executive Vice President	9,000
Joseph G. Keefer, Executive Vice President	9,000
Robert J. Ricciardi, Corporate Secretary and Executive Vice President	9,000
Matthew G. Waschull, Executive Vice President	9,000

Messrs. Smith, Keefer, Ricciardi and Waschull and Ms. Gers are Executive Vice Presidents of The Bryn Mawr Trust Company, the Corporation’s principal subsidiary.

The following directors received stock options for the number of shares listed:

Thomas L. Bennett	3,500
Andrea F. Gilbert	3,500
Wendell F. Holland	3,500
Scott M. Jenkins	3,500
David E. Lees	3,500
Francis J. Leto	5,264
Britton H. Murdoch	3,500
B. Loyall Taylor, Jr.	3,500

Each of the stock options awarded to the executive officers and directors is evidenced by a non-qualified stock option agreement between the Corporation and the option holder in the respective forms attached as Exhibits 99.1 and 99.2 to the Corporation’s Form 8-K filed with the Commission on September 5, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BRYN MAWR BANK CORPORATION

By:	/s/ Frederick C. Peters II
Frederick C. Peters II, President and Chief Executive Officer

Date: August 21, 2008